February 16, 2021

KARNER BLUE BIODIVERSITY IMPACT FUND

Investor Class (KAIAX)

Institutional Class (KAIIX)

ButterflyTM Class (KAIBX)

Each A Series of Ultimus Managers Trust

Supplement to Summary Prospectus, Prospectus, and Statement of Additional Information

dated September 28, 2020

This supplement updates certain information in the Summary Prospectus (“Summary Prospectus”), the Prospectus (“Prospectus”) and the Statement of Additional Information (“SAI”) of the Karner Blue Biodiversity Impact Fund (the “Fund”), a series of the Ultimus Managers Trust. For more information or to obtain a copy of the Fund’s Summary Prospectus, Prospectus or SAI, free of charge, please visit the Fund’s website at www.biodiversityimpactfund.com or call the Fund toll free at 1-855-KBANIML (855-522-6465).

Closure and Conversion of Shares

On March 18, 2021, all existing shares of the Investor Class and Institutional Class of the Fund will be converted into shares of the ButterflyTM Class of the Fund (the “Conversion”). There will be no fees charged in connection with the Conversion. After the Conversion, the Fund will offer only a single class of shares – the ButterflyTM Class.

There are no tax consequences anticipated with the Conversion, and no action is necessary on your part to effect the Conversion. Shareholders should consult with their own tax advisors to ensure proper treatment on their income tax returns.

Shareholders may continue to purchase and redeem Investor Class and Institutional Class shares of the Fund on each business day until the Conversion on March 18, 2021.

After the Conversion, all references to the Investor Class and Institutional Class of the Fund are hereby struck from the Fund’ Summary Prospectus, Prospectus, and SAI.

Changes to the ButterflyTM Class Shares

Effective on February March 18, 2021, the minimum initial investment amount for ButterflyTM Class shares of the Fund will be $2,000. References in the Fund’s Summary Prospectus and Prospectus to the ButterflyTM Class’ minimum investment amounts in the section titled “Purchase and Sale of Fund Shares” and in the section titled “How to Buy Shares” are hereby modified accordingly.

Also Effective on March 18, 2021, the ButterflyTM Class of the Fund will be subject to the Fund’s Administrative Service Plan, and may make service fee payments to financial intermediaries for certain administrative, recordkeeping, and other non-distribution related services at an annual rate of up to 0.10% of the Fund’s average daily net assets. The Administrative Service Plan and the accompanying fee, is identical to that which applied to the Institutional Class shares of the Fund, and the section in the Fund’s Prospectus and SAI titled “Administrative Services Plan” should now be read to apply to the ButterflyTM Class of the Fund, rather than to the Institutional Class.

Change to the Investment Adviser’s Address

Effective immediately, the address of the Fund’s investment adviser, Karner Blue Capital, LLC, is as follows:

Karner Blue Capital, LLC

7315 Wisconsin Avenue #650W

Bethesda, MD 20814

All references to the address of the Fund’s investment adviser in the Prospectus and SAI are hereby modified accordingly.

If you have any questions regarding the Fund, please call 1-855-KBANIML (855-522-6465).

Investors Should Retain this Supplement for Future Reference.